UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2016

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36332	20-1968197
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 7, 2016, Aldeyra Therapeutics, Inc. (“Aldeyra”) entered into a Sublease (the “Sublease”) with Planck, LLC (“Planck”) for approximately 3,188 square feet of office space on the 3rd floor of the building located at 131 Hartwell Avenue, Lexington, Massachusetts (the “Premises”). Pursuant to the Sublease, Aldeyra will assume the rights and obligations of Planck under a certain written lease agreement dated June 3, 2014 (the “Master Lease”), whereby Planck leased the Premises from WLC Three VI, L.L.C. (the “Property Owner”). Aldeyra intends to use the Premises to expand its current corporate headquarters. The Sublease and Master Lease each expire on September 29, 2017. Any rights or options of Planck under the Master Lease to extend the term of the Master Lease, to expand the Premises, or any rights of first offer or refusal are excluded from the Sublease. The Sublease provides for the payment of annual base rent in the amount of $66,948.00, payable in monthly installments of $5,579.00. In addition to the base rent, Aldeyra is required to pay Planck certain operating expenses, taxes and other fees in accordance with the terms of the Master Lease. The Master Lease contains customary representations and covenants regarding occupancy, maintenance and care of the Premises.

A copy of the Sublease and Master Lease will be filed as an exhibit to the Aldeyra’s annual report on Form 10-K for year ending December 31, 2015. The foregoing description of the Sublease and Master Lease is qualified in its entirety by reference to the full text of such documents.

ITEM 7.01.	REGULATION FD DISCLOSURE

On March 9, 2016, Aldeyra will be making a presentation during the Cowen and Company 36th Annual Health Care Conference in Boston, Massachusetts, which will be webcasted live on Wednesday, March 9, 2016 at 8:00 a.m. ET. The presentation will include additional data from Aldeyra’s Phase IIa clinical trial of NS2 in allergic conjunctivitis. The slides that will be used for such presentation are furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and the slides attached as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDEYRA THERAPEUTICS, INC.

By:	/s/ Todd C. Brady, M.D., Ph.D.
Name:	Todd C. Brady, M.D., Ph.D.
Title:	President and Chief Executive Officer

Dated: March 9, 2016